UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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Preliminary Proxy Statement

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Confidential, For Use of the Commission Only (as Permitted by Rule 14a-6(e)(2))

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

THE NECESSITY RETAIL REIT, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)
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No fee required.

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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

SUPPLEMENT NO. 1, DATED AUGUST 9, 2023
(to the Joint Proxy Statement/Prospectus dated July 18, 2023)

This Supplement No. 1, dated August 9, 2023 (this “Supplement”), updates and supplements the joint proxy statement/prospectus dated July 18, 2023 (the “Joint Proxy Statement/Prospectus”) relating to the proposed merger of Global Net Lease, Inc. (“GNL”) and The Necessity Retail REIT, Inc. (“RTL”) and the proposed internalization of the management of the combined company in connection with the merger. GNL filed the Joint Proxy Statement/Prospectus with the U.S. Securities and Exchange Commission (the “SEC”) as part of a registration statement on Form S-4 (Registration No. 333-273156), which was declared effective by the SEC on July 18, 2023.
This Supplement is being filed by GNL and RTL with the SEC to supplement certain information contained in the Joint Proxy Statement/Prospectus. Except as otherwise set forth below, the information set forth in the Joint Proxy Statement/Prospectus remains unchanged. This Supplement is not complete without, and may not be utilized except in connection with, the Joint Proxy Statement/Prospectus, including any amendments thereto.
This Supplement should be read in conjunction with the Joint Proxy Statement/Prospectus. The information in this Supplement modifies and supersedes, in part, the information in the Joint Proxy Statement/Prospectus. If there is any inconsistency between any information in the Joint Proxy Statement/Prospectus and this Supplement, you should rely on the information in this Supplement.
Recent Developments
On August 9, 2023, each of GNL and RTL filed with the SEC a Current Report on Form 8-K (together, the “Current Reports”), which contain supplemental disclosures including (i) a summary of the non-binding terms and conditions governing the increase of $500 million in revolving credit commitments available under the GNL Credit Facility; (ii) the unaudited combined financial statements of the Internalization Parties (Global Net Lease Advisors LLC, Necessity Retail Advisors, LLC, Global Net Lease Properties, LLC, and Necessity Retail Properties, LLC) as of June 30, 2023 and for the three and six months ended June 30, 2022 and 2023; and (iii) certain unaudited pro forma financial information regarding the Combined Company as of June 30, 2023, for the six months ended June 30, 2023 and for the year ended December 31, 2022. The Current Reports are incorporated by reference in the Joint Proxy Statement/Prospectus. To the extent that any statement contained in the Joint Proxy Statement/Prospectus is inconsistent with the information set forth in the Current Reports, such statement shall be deemed to be modified or superseded as set forth in the Current Reports. Any statement that is modified or superseded shall not be deemed to constitute a part of the Joint Proxy Statement/Prospectus, except as modified or superseded by this Supplement.
YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN
If you have questions about how to vote your shares, or need additional assistance, please contact Innisfree M&A Incorporated, who is assisting us in the solicitation of proxies:
Innisfree M&A Incorporated 501 Madison Avenue, 20th Floor New York, New York 10022
Stockholders may call toll-free at (877) 750-8197 Banks and brokers may call collect at (212) 750-5833

You should read carefully and in their entirety this Supplement and the Joint Proxy Statement/Prospectus and all accompanying annexes and exhibits. You should review and consider carefully the matters discussed under the heading “Risk Factors” beginning on page 22 of the Joint Proxy Statement/Prospectus.
Neither the SEC nor any state securities commission has approved or disapproved of the securities to be issued in connection with the Proposed Transactions (as defined in the Joint Proxy Statement/Prospectus) or determined if the Joint Proxy Statement/Prospectus or this Supplement is accurate or complete. Any representation to the contrary is a criminal offense.
Forward-Looking Statements
The statements in this Supplement that are not historical facts may be forward-looking statements. These forward-looking statements involve risks and uncertainties that could cause actual results or events to be materially different. In addition, words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “estimates,” expects,” “plans,” “intends,” “would,” or similar expressions indicate a forward-looking statement, although not all forward-looking statements contain these identifying words. Any statements referring to the future value of an investment in GNL, including the adjustments giving effect to RTL merging with and into Osmosis Sub I, LLC, with Osmosis Sub I, LLC continuing as the surviving entity and wholly-owned subsidiary of GNL (the “REIT Merger”) and GNL and RTL becoming internally managed (the “Internalization Merger” and, together with the REIT Merger, the “Proposed Transactions”) as described in this Supplement, as well as the potential success that GNL may have in executing the REIT Merger and Internalization Merger, are also forward-looking statements. There are a number of risks, uncertainties and other important factors that could cause GNL’s actual results, or GNL’s actual results after making adjustments to give effect to the REIT Merger and the Internalization Merger, to differ materially from those contemplated by such forward-looking statements, including but not limited to: (i) GNL’s ability to complete the proposed REIT Merger and Internalization Merger on the proposed terms or on the anticipated timeline, or at all, including risks and uncertainties related to securing the necessary stockholder approvals and satisfaction of other closing conditions to consummate the proposed transaction, (ii) the occurrence of any event, change or other circumstance that could give rise to the termination of the Internalization Merger Agreement and REIT Merger Agreement, each dated as of May 23, 2023 relating to the Proposed Transactions, (iii) the ability of GNL to obtain lender consent to amend its Second Amended and Restated Credit Facility or any other loan agreement of GNL, if at all, or on terms favorable to GNL, (iv) risks related to the potential repeal of GNL’s Shareholder’s Rights Plan; (v) risks related to the decrease in the beneficial ownership requirements of GNL’s applicable classes and series of stock; (vi) risks related to diverting the attention of GNL’s management from ongoing business operations, (vii) failure to realize the expected benefits of the Proposed Transactions, (viii) significant transaction costs or unknown or inestimable liabilities, (ix) the risk of shareholder litigation in connection with the proposed transaction, including resulting expense or delay, (x) the risk that RTL’s business will not be integrated successfully or that such integration may be more difficult, time-consuming or costly than expected, (xi) risks related to future opportunities and plans for GNL post-closing, including the uncertainty of expected future financial performance and results of GNL post-closing following completion of the Proposed Transactions, (xii) the effect of the announcement of the proposed transaction on the ability of GNL and RTL to operate their respective businesses and retain and hire key personnel and to maintain favorable business relationships, (xiii) the effect of any downgrade of GNL’s or RTL’s corporate rating or to any of their respective debt or equity securities including the outstanding notes under the RTL Indenture; (xiv) risks related to the market value of the GNL Common Stock to be issued in the Proposed Transactions; (xv) other risks related to the completion of the Proposed Transactions, (xvi) potential adverse effects of the ongoing global COVID-19 pandemic, including actions taken to contain or treat COVID-19, on GNL, GNL’s tenants and the global economy and financial market, (xvii) the risk that one or more parties to the Internalization Merger Agreement and REIT Merger Agreement may not fulfil its obligations under the respective agreement, as well as the additional risks, uncertainties and other important factors set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of GNL’s Annual Report on Form 10-K for the year ended December 31, 2022 filed with the SEC on February 23, 2023, and all other filings with the SEC after that date, as such risks, uncertainties and other important factors may be updated from time to time in GNL’s subsequent reports. Further, forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update or revise forward-looking statements to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, except as required by law.
Additional Information About the REIT Merger and Internalization Merger and Where to Find It
In connection with the Proposed Transactions, on July 6, 2023, GNL filed with the SEC a registration statement on Form S-4 (as amended on July 17, 2023), which includes a document that serves as a prospectus of GNL and a joint proxy statement of GNL and RTL (the “Joint Proxy Statement/Prospectus”). Each party also plans to file other relevant documents with the SEC regarding the Proposed Transactions. The Form S-4 became effective on July 18, 2023. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE JOINT PROXY STATEMENT/PROSPECTUS AND OTHER RELEVANT DOCUMENTS FILED WITH THE SEC BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTIONS. GNL and RTL commenced mailing the definitive Joint Proxy Statement/Prospectus to stockholders on or about July 19, 2023. Investors and securityholders may obtain a free copy of the Joint Proxy Statement/Prospectus and other relevant documents filed by GNL and RTL with the SEC at the SEC’s website at www.sec.gov. Copies of the documents filed by GNL with the SEC are available free of charge on GNL’s website at www.globalnetlease.com or by contacting GNL’s Investor Relations at investorrelations@globalnetlease.com. Copies of the documents filed by RTL with the SEC are available free of charge on RTL’s website at www.necessityretailreit.com or by contacting RTL’s Investor Relations at ir@rtlreit.com.
Participants in the Proxy Solicitation
GNL, RTL, and their respective directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the Proposed Transactions. Information about directors and executive officers of GNL is available in its proxy statement for its 2023 Annual Meeting, as incorporated by reference in the Joint Proxy Statement/Prospectus. Information about directors and executive officers of RTL is available in its proxy statement for its 2023 Annual Meeting, as incorporated by reference in the Joint Proxy Statement/Prospectus. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the joint proxy statement/prospectus and other relevant materials filed with the SEC regarding the Proposed Transactions. Investors should read the Joint Proxy Statement/Prospectus carefully before making any voting or investment decisions. Investors may obtain free copies of these documents from GNL as indicated above.